UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

March 26, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of the Stockholders of New Hampshire Thrift Bancshares, Inc., the holding company for Lake Sunapee Bank, fsb, to be held on May 8, 2014, at 10:00 a.m., Eastern time, at the Lake Sunapee Bank Building, 1868 Room, 9 Main Street, Newport, New Hampshire 03773.

The attached Notice of Annual Meeting of Stockholders and proxy statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of New Hampshire Thrift Bancshares, Inc. and Lake Sunapee Bank, and you will have an opportunity to ask questions.

The Board of Directors has determined that an affirmative vote on the matters to be considered at the Annual Meeting is in the best interests of New Hampshire Thrift Bancshares, Inc. and its stockholders and unanimously recommends a vote “FOR” for Proposals 1, 2, 3 and 4.

Please complete, sign and return your proxy card promptly, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

On behalf of the Board of Directors and the employees of New Hampshire Thrift Bancshares, Inc. and Lake Sunapee Bank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

Stephen W. Ensign

Chairman

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

9 MAIN STREET

P.O. BOX 9

NEWPORT, NEW HAMPSHIRE 03773

(603) 863-0886

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE	Thursday, May 8, 2014

TIME	10:00 AM, Eastern time

PLACE	Lake Sunapee Bank Building 1868 Room 9 Main Street Newport, New Hampshire 03773

ITEMS OF BUSINESS

(1)    Election of the four director nominees to serve for a term stated in the attached proxy statement.

(2)    Ratification of the appointment of Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

(3)    Consideration and approval of a non-binding advisory resolution on the compensation of our named executive officers.

(4)    Approval of the New Hampshire Thrift Bancshares, Inc. 2014 Stock Incentive Plan.

(5)    Consideration of any other business as may properly come before the Annual Meeting, or at any adjournment or postponement thereof.

RECORD DATE	The record date for the Annual Meeting is March 14, 2014. Only stockholders of record at the close of business on that date may vote at the Annual Meeting, or any adjournment thereof.

PROXY VOTING

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please submit the enclosed proxy or voting instructions by mail, telephone or Internet. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the offices of New Hampshire Thrift Bancshares, Inc. for a period of 10 days prior to the Annual Meeting until the close of such meeting.

By Order of the Board of Directors

Laura Jacobi

Corporate Secretary

Newport, New Hampshire

March 26, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 8, 2014

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, are available free of charge at www.cfpproxy.com/5370.

i

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

9 MAIN STREET

P.O. BOX 9

NEWPORT, NEW HAMPSHIRE 03773

(603) 863-0886

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

GENERAL

New Hampshire Thrift Bancshares, Inc., a Delaware corporation, owns all of the capital stock of Lake Sunapee Bank, fsb (the “Bank”). Our common stock is listed on The NASDAQ Global Market (“NASDAQ”) under the symbol “NHTB.” As used in this proxy statement, “we,” “us,” “our” and “Company” refer to New Hampshire Thrift Bancshares, Inc. and/or its subsidiaries, depending on the context. The term “Annual Meeting,” as used in this proxy statement, means the 2014 annual meeting of stockholders and includes any adjournment or postponement of such meeting.

We have sent you this proxy statement and the proxy card because our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may vote by proxy over the telephone, Internet or by mail, and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled “Voting Procedures.”

We made available this proxy statement, the Notice of Annual Meeting of Stockholders and the proxy card on or about March 26, 2014, to all stockholders entitled to vote. If you owned our common stock at the close of business on March 14, 2014, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 8,219,376 shares of common stock outstanding.

A paper copy of these proxy materials will be delivered to any stockholder requesting such a copy at no charge within three business days of our receipt of the request. Please write to Registrar and Transfer Company, ATTN: Notice and Access Fulfillment Department, 311 Cox Street, Roselle, New Jersey 07203 to request a paper copy. If you request paper copies by mail, these materials will also include the proxy card for the Annual Meeting.

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about March 28, 2014 to all stockholders of record entitled to vote at the Annual Meeting. We will send you a proxy card, along with a second Notice, on or after April 7, 2014.

QUORUM

A quorum of stockholders is necessary to hold a valid meeting. If the holders of at least one-third of the total number of the outstanding shares of our common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

VOTING RIGHTS

You are entitled to one vote at the Annual Meeting for each share of common stock that you owned at the close of business on March 14, 2014. The number of shares you own (and may vote) is listed on the proxy card.

VOTING PROCEDURES

For Proposal 1, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For any other matter to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may (a) vote in person at the Annual Meeting or (b) vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone, Internet or by mail as instructed below to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote over the telephone, dial toll-free (855) 658-0970 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Stockholder Control Number from your proxy card. Your vote must be received by 3:00 A.M., Eastern time on May 8, 2014, to be counted.

•

To vote on the Internet, go to www.rtcoproxy.com/nhtb to complete an electronic proxy card. You will be asked to provide Stockholder Control Number from your proxy card. Your vote must be received by 3:00 A.M., Eastern time on May 8, 2014, to be counted.

•

To vote by mail, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the designated proxy holders will vote your shares as you direct.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares “FOR” Proposals 1, 2, 3 and 4 as set forth in the Notice of Annual Meeting of Stockholders.

If any other matter is presented at the Annual Meeting, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board determines. As of the date of this proxy statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of Annual Meeting of Stockholders.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on March 14, 2014, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if applicable. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

REQUIRED VOTE

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of “For” votes will be elected as directors. You may not vote your shares cumulatively for the election of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. A majority of votes cast “For” the proposal by the holders of shares present in person or represented by proxy and entitled to vote is required to ratify the appointment of Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm.

Proposal 3: Consideration and Approval of a Non-binding Advisory Resolution on the Compensation of Our Named Executive Officers. A majority of votes cast “For” the proposal by the holders of shares present in person or represented by proxy and entitled to vote is required to approve the advisory proposal on our executive compensation policies and procedures.

Proposal 4: Approval of the New Hampshire Thrift Bancshares, Inc. 2014 Stock Incentive Plan. A majority of votes cast “For” the proposal by the holders of shares present in person or represented by proxy and entitled to vote is required to approve the New Hampshire Thrift Bancshares, Inc. 2014 Stock Incentive Plan.

EFFECT OF BROKER NON-VOTES AND ABSTENTIONS

“Broker non-votes” are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Brokers who hold their customers’ shares in “street name” may, under the applicable rules of the exchange and other self-regulatory organizations of which the brokers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which typically include the ratification of the appointment of our independent registered public accounting firm. The election of directors is no longer considered “routine.” Proposals 1, 3 and 4 are considered “non-routine” and Proposal 2 is considered “routine” under The NASDAQ Marketplace Rules (the “NASDAQ Listing Rules”).

If your broker returns a proxy but does not vote on a proposal, this will constitute a “broker non-vote.” A broker non-vote will have no effect on the outcome of any proposal.

REVOKING YOUR PROXY

You may revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record, you may revoke your proxy in any one of the following four ways:

•	filing a written revocation of the proxy with our Corporate Secretary; entering a new vote over the Internet or by telephone;

•	attending the Annual Meeting and voting in person; or

•	submitting another signed proxy bearing a later date.

If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of the shares. If your shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by such party.

Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.

SOLICITATION OF PROXIES

We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Annual Meeting of Stockholders, the proxy card and any additional information furnished to stockholders. We may reimburse banks, brokers, nominees and other fiduciaries representing beneficial owners of our common stock for the expenses they incur in forwarding the solicitation materials to such beneficial owners. Our directors, officers or employees may also solicit proxies by mail, telephone and other forms of communication. No additional compensation will be paid to directors, officers or employees for such services.

STOCKHOLDER PROPOSALS

Stockholder proposals to be included in the proxy statement for the 2015 annual meeting of stockholders (the “2015 Annual Meeting”) must be received by our Corporate Secretary by no later than November 26, 2014. Any such proposal will be subject to Rule 14a-8, 17 C.F.R. §240.14a-8, of the rules and regulations of the SEC. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card relating to any annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

If a stockholder wishes to submit a proposal for presentation at the 2015 Annual Meeting, without including such proposal in the proxy materials, the stockholder must deliver timely notice thereof in writing to our Corporate Secretary. To be timely, the notice must be received not less than 30 days nor more than 90 days prior to the date of the 2015 Annual Meeting, that is, between February 6, 2015 and April 7, 2015; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the 2015 Annual Meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the date of the 2015 Annual Meeting was mailed or public disclosure was made. The stockholder’s written notice must contain certain information specified in our Bylaws.

OBTAINING AN ANNUAL REPORT ON FORM 10-K

We will provide a copy of our Annual Report on Form 10-K for the year ended December 31, 2013 (without exhibits) free of charge, upon written request, to any registered or beneficial owner of common stock entitled to vote at the Annual Meeting. Please send your requests to Registrar and Transfer Company, Attn: Investor Relations Department, 10 Commerce Drive, Cranford, New Jersey 07016. The Annual Report on Form 10-K is also available on the SEC’s website at www.sec.gov, on our website at www.nhthrift.com by clicking on “SEC filings,” and at www.cfpproxy.com/5370.

PROPOSAL 1

ELECTION OF DIRECTORS

GENERAL

Our Board currently consists of 11 members. The Nominating Committee nominated, and the Board ratified the nomination of each of the four nominees listed in the table below for election as a director at the Annual Meeting. With the exception of Ms. Feeney, if you elect the nominees listed below, they will hold office until the 2017 annual meeting of stockholders or until their successors have been elected and qualified. In order to maintain equality amongst the classes, Ms. Feeney has been nominated for a one-year term expiring at the 2015 Annual Meeting or until her successor has been elected and qualified. All of the nominees are currently serving on our Board and have consented to being named in this proxy statement and to serve if elected.

If for any reason these nominees prove unable or unwilling to stand for election or cease to qualify to serve as directors, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancies. If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by the Board. The Board has no reason to believe that any of the nominees would prove unable to serve if elected. There are no arrangements or understandings between us and any nominee pursuant to which such person was nominated to be a director.

Nominees	Age(1)	Director Since	Term Expires	Position(s) Held
Leonard R. Cashman	71	1997	2017	Director
Steven H. Dimick	63	2013	2017	Director
Stephen W. Ensign	66	1989	2017	Chairman of the Board
Catherine A. Feeney	56	2012	2015	Director

(1)	At March 1, 2014

VOTE REQUIRED

The nominees for director who receive the most votes will be elected. If you do not vote for a nominee, or you indicate “withhold” for any nominee on your proxy card, your vote will not count “for” or “against” the nominee. You may not vote your shares cumulatively for the election of directors.

OUR RECOMMENDATION

The Board unanimously recommends a vote “FOR” the election of the nominees for director.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

Set forth below are the names, ages and length of service of each of our continuing members of our Board:

Continuing Directors	Age(1)	Director Since	Term Expires	Position(s) Held
Stephen J. Frasca	66	2012	2016	Director
William C. Horn	74	2003	2015	Director
Peter R. Lovely	70	1996	2016	Director
Jack H. Nelson	69	1997	2015	Director
John P. Stabile II	67	2012	2016	Director
Stephen R. Theroux	64	1989	2016	Vice Chairman, President and Chief Executive Officer
Joseph B. Willey	71	1997	2015	Director

(1)	At March 1, 2014.

The principal occupation, education and business experience, where applicable, of each nominee for election as director and each continuing director are set forth below:

Nominees

Leonard R. Cashman has been a director of our Board since 1997. Mr. Cashman is an owner and a partner of C.O.H. Properties. Mr. Cashman was formerly Vice President and General Manager of P&C Foods, Inc. and has also been involved in the marketing of specialized group medical insurance products. Mr. Cashman’s experience in the private business sector and his expansive knowledge of the real estate, insurance and retail markets provide him with the qualifications and skills to serve as a director.

Steven H. Dimick has been a director of our Board since November 2013. Mr. Dimick has served as a member of Randolph National Bank’s board of directors since 1981 and Central Financial Corporation’s board of directors since its formation in 1986, and has been President and Chief Executive Officer of Central Financial Corporation and Randolph National Bank since 1989. Mr. Dimick has held several positions at Randolph National Bank, including Vice President and Cashier and Executive Vice President, since joining in 1974. Prior to joining Randolph National Bank, Mr. Dimick was with First National Bank of Boston. In addition, Mr. Dimick has served as President of the Vermont Chapter of the Bank Administration Institute and was the Vermont board member on the board of the Independent Community Bankers of America. Mr. Dimick has also served as the Chairman of the Vermont Bankers Association, and as a Trustee of Gifford Medical Center. Mr. Dimick’s experience as an executive officer and director of Central Financial Corporation and Randolph National Bank provides him with the qualifications and skills to serve as a director.

Stephen W. Ensign has served as Chairman of the Board since 2002, previously serving as our Chief Executive Officer since 1992 and our President until 2008. Effective June 1, 2012, Mr. Ensign assumed the role of Executive Chairman of the Board. Mr. Ensign is also currently Vice Chairman of the board of directors of Charter Trust Company, a company engaged in the business of trust and investment management. Mr. Ensign previously held various positions with us and the Bank, including Vice Chairman, President, Chief Operating Officer, Executive Vice President, Senior Vice President and Senior Loan Officer. He has served as our director since 1989 and a director of the Bank since 1986 and as Chairman of the board of the Bank since 2007. Mr. Ensign’s experience as an executive officer and director of our Company and the Bank provides him with the qualifications and skills to serve as a director.

Catherine A. Feeney has been a director of our Board since December 2012. Ms. Feeney is currently an adjunct professor of commercial and residential landlord-tenant law at Vermont Law School and a mediator. During Ms. Feeney’s 17 years as an attorney, she has practiced primarily in the areas of civil litigation and domestic and business law and was formerly a partner at Feeney Law Office. Ms. Feeney also served as a member of Lake Sunapee Region VNA & Hospice’s board of directors and Velie Memorial Playground’s board of directors. Ms. Feeney’s experience as an attorney, service on boards of directors, and knowledge of the customers and communities in the Newport, New Hampshire marketplace provide her with the qualifications and skills to serve as a director.

Continuing Directors

Stephen J. Frasca has been a director of our Board since December 2012. Mr. Frasca has been practicing law for over 40 years and is currently a partner in the firm of Frasca & Frasca, P.A., where he specializes in real estate conveyances and finance, business organizations and mediation. Mr. Frasca was the Chairman of the board of directors of The Nashua Bank until our acquisition of The Nashua Bank in 2012. Mr. Frasca’s extensive legal experience and service as Chairman of the board of directors of The Nashua Bank provide him with the qualifications and skills to serve as a director.

William C. Horn has been a director of our Board since 2003, and is also currently a director of Charter Trust Company, a company engaged in the business of trust and investment management. Mr. Horn was previously the President and Chief Executive Officer of Charter Trust Company from 1995 to 2001. Mr. Horn’s experience as both the former President and Chief Executive Officer of a trust company, and his knowledge in finance and accounting provide him with the qualifications and skills to serve as a director.

Peter R. Lovely has been a director of our Board since 1996, and is also currently a director of Charter Trust Company, a company engaged in the business of trust and investment management. In 1983, he formed the Brokerage Services Department for the Bank and served as Senior Vice President of that department. Additionally, he served as Retail Investment Manager of the Newport, New London, and Upper Valley offices until his retirement in 1998. Mr. Lovely has also been associated with the Bank since 1980. Mr. Lovely’s over 30 years of experience in management positions in the banking and brokerage services industries provides him with the qualifications and skills to serve as a director.

Jack H. Nelson has been a director of our Board since 1997. Mr. Nelson is the retired Chairman of the board of directors of North East Environmental Products Inc., a manufacturer and distributor of water treatment equipment. Mr. Nelson’s experience as former Chairman of the board of directors of a manufacturing company as well as a bank provides him with the qualifications and skills to serve as a director.

John P. Stabile II has been a director of our Board since December 2012. Mr. Stabile is the founder, Chairman and Chief Executive Officer of The Stabile Companies, a real estate related holding company involved in commercial construction, residential construction, real estate management and holdings. Mr. Stabile served three terms in the New Hampshire Senate as Senate Majority Leader and was Chairman of the New Hampshire State Republican Party on four occasions. Mr. Stabile served as a director of The Nashua Bank until our acquisition of The Nashua Bank in 2012. He also serves on the board of trustees at Rivier University and Hesser College in New Hampshire. Mr. Stabile’s substantial experience in the real estate development arena, both residential and commercial, his service as a director of The Nashua Bank, and his many years in public service provide him with the qualifications and skills to serve as a director.

Stephen R. Theroux has been our Vice Chairman since 2002, our President since 2008 and on June 1, 2012, became our Chief Executive Officer. He has served as a director of our Board since 1989. In addition, Mr. Theroux is serving as the President and Chief Executive Officer of the Bank, and has been a director of the Bank since 1986. He is also currently Chairman of the board of directors of Charter Trust Company, a company engaged in the business of trust and investment management. Mr. Theroux previously served as Corporate Secretary until 2009, as Chief Financial Officer until June 2011 and as Chief Operating Officer until June 2012 of both our Company and the Bank. Mr. Theroux’s strong knowledge of our day-to-day operations and industry, and his over 37 years of experience in various operational and financial management responsibilities in the banking and educational industries provide him with the qualifications and skills to serve as a director.

Joseph B. Willey has been a director of our Board since 1997. Mr. Willey is a principal owner, partner and Chief Executive Officer of Pro-Cut International, LLC, a company engaged in the manufacture, sale and export of automotive repair products. Mr. Willey’s experience as a principal owner, partner and executive officer of a private manufacturing company provides him with the qualifications and skills to serve as a director.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following are our executive officers who are not also members of the Board and therefore are not listed above. The Board elects our executive officers annually. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board. In addition, we have entered into employment agreements with certain of our executive officers, which set forth the terms of their employment. See “Employment Agreements and Change of Control Agreements.”

Name	Age	Position(s) Held
Laura Jacobi	38	First Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Corporate Secretary
William J. McIver	62	Executive Vice President and Chief Operating Officer

Laura Jacobi has been our First Senior Vice President since May 2013, our Chief Financial Officer since June 2011, and our Chief Accounting Officer since March 2010. Ms. Jacobi has also been our Corporate Secretary since May 2009. From March 2008 until her promotion to Corporate Secretary, she served as our Assistant Corporate Secretary. Additionally, since March 2010, Ms. Jacobi has served as Senior Vice President-Controller and, from March 2010 to February 2011, served as Chief Risk Officer of the Bank. From October 2005 until March 2010, Ms. Jacobi served as Vice President-Controller of the Bank. Ms. Jacobi joined the Bank in 1997.

William J. McIver has been our Chief Operating Officer and Executive Vice President since June 1, 2012 and continues to be our Chief Information Officer, a position he has held since 2007. Mr. McIver joined the Bank in 1999 and has previously served as its Chief Risk Officer, Chief Administration Officer and Director of Retail Banking. Prior to joining the Bank, Mr. McIver served as a Regional President of CFX Bank and as Director of Acquisitions and Integration for CFX Corporation as well as President and Chief Executive Officer of The Valley Bank.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in our day-to-day operations. Our executive officers and management oversee the day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are held on a monthly basis. Our directors also discuss business and other matters with key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

The Board held 12 regularly scheduled meetings and 1 special meeting during the fiscal year ended December 31, 2013. Each incumbent director attended at least 75% of the total of (i) the meetings of the Board held during the period for which he has been a director and (ii) the meetings of the committee(s) on which that particular director served during such period.

It is our policy that all directors and nominees attend the Annual Meeting. At the 2013 annual meeting, all members then serving on the Board were in attendance.

Board of Directors Independence

Rule 5605 of the NASDAQ Listing Rules requires that independent directors compose a majority of a listed company’s board of directors. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 5605(a)(2) of the NASDAQ Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent NASDAQ Listing Rules, as in effect from time to time. Consistent with these considerations, the Board has affirmatively determined that all of its directors satisfy general independence requirements under the NASDAQ Listing Rules, other than Messrs. Ensign and Theroux. In making this determination, the Board found that none of the directors, other than Messrs. Ensign and Theroux, had a material or other disqualifying relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each director, other than Messrs. Ensign and Theroux, is “independent” as that term is defined under Rule 5605(a)(2) of the NASDAQ Listing Rules. The Board determined that Mr. Ensign, our Chairman, and Mr. Theroux, our Vice Chairman, President and Chief Executive Officer, are not independent directors by virtue of their former or current employment with us. The Board also determined that each member of the Audit, Compensation, Corporate Governance, and Nominating Committees satisfies the independence standards for such committees established by the SEC and the NASDAQ Listing Rules, as applicable.

Code of Ethics

We have adopted a Conflict of Ethics Policy, which applies to all our employees and officers. We have also adopted a Code of Ethics for Senior Financial Officers, which applies to our principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions for us, and which requires compliance with the Conflict of Interest Policy and Code of Conduct. The Code of Ethics for Senior Financial Officers meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K. The Code of Ethics for Senior Financial Officers is available to stockholders on our website at www.nhthrift.com.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, by posting such information on our website at the internet address set forth above. We have not amended or granted any waivers of a provision of our Code of Ethics Policy during 2013.

Committees of the Board

The Board has established five committees: an Executive Committee, an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee. The following table provides membership and meeting information for the year ended December 31, 2013, for each of the Board committees:

Name	Executive Committee		Audit Committee		Compensation Committee		Corporate Governance Committee		Nominating Committee
Leonard R. Cashman	X				X	*	X
Steven H. Dimick
Stephen W. Ensign	X	*					X	*
Catherine A. Feeney			X		X
Stephen J. Frasca			X
William C. Horn**	X		X	*	X		X		X
Peter R. Lovely**	X		X
Jack H. Nelson			X		X				X	*
John P. Stabile II									X
Stephen R. Theroux	X						X
Joseph B. Willey
Total meetings in 2013	11		14		17		1		1

*	Committee Chair
**	Financial Expert

Below is a description of each committee of the Board.

Executive Committee. The Executive Committee considers strategic, planning and industry issues and is authorized to act as appropriate between meetings of the Board. Messrs. Cashman, Ensign, Horn, Lovely and Theroux served as members of the Executive Committee in 2013, with Mr. Ensign serving as the Chairman.

Audit Committee. The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our outside auditors and reports any substantive issues found during the audit to the Board. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accountants. The committee will also review and approve all transactions with affiliated parties.

Ms. Feeney and Messrs. Frasca, Horn, Lovely and Nelson served as members of the Audit Committee in 2013, with Mr. Horn serving as the Chairman. The Board reviews the NASDAQ Listing Rules’ definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ Listing Rules and Rule 10A-3 under the Exchange Act). The Board has also determined that Messrs. Horn and Lovely each qualify as an “audit committee financial expert” as defined in applicable SEC rules. The Board has adopted a written charter for the Audit Committee, a copy of which is available on our website, www.nhthrift.com, by clicking on “Governance Documents.”

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

Audit Committee Report

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2013 with management. The Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, with Shatswell, MacLeod & Co., P.C., our independent registered public accounting firm. The Audit Committee has also received the written disclosures and the letter from Shatswell, MacLeod & Co., P.C. required by applicable requirements of the PCAOB regarding Shatswell, MacLeod & Co., P.C.’s communications with the Audit Committee concerning independence, and has discussed with Shatswell, MacLeod & Co., P.C. their independence.

Based on the foregoing, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the SEC.

Audit Committee of New Hampshire Thrift

Bancshares, Inc.

William C. Horn (Chairman)

Peter R. Lovely

Jack H. Nelson

Compensation Committee. The Compensation Committee assesses the structure of the management team and the overall performance of us and the Bank. It oversees executive compensation by approving salary increases and reviews general personnel matters such as staff performance evaluations. In determining the compensation and other terms of employment of the executive officers, other than our Chief Executive Officer, the Compensation Committee may, at its sole discretion, consider the recommendations of the Chief Executive Officer. The Compensation Committee has the authority to delegate its authority to subcommittees as it deems appropriate; provided, that any such subcommittee shall report any actions taken by it to the entire Compensation Committee at its next regularly scheduled meeting.

Ms. Feeney and Messrs. Cashman, Horn and Nelson served as members of the Compensation Committee in 2013, with Mr. Cashman serving as the Chairman. All members of our Compensation Committee are independent (as independence is currently defined in Section 5605(a)(2) of the NASDAQ Listing Rules). The Board has adopted a written charter for the Compensation Committee, a copy of which is available on our website, www.nhthrift.com, by clicking on “Governance Documents.”

The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of our compensation consulting firm. During the past fiscal year, the Compensation Committee engaged Arthur Warren Associates, a compensation consulting firm, to advise the Compensation Committee on executive, senior officer and director compensation. The Compensation Committee instructed the consultant to develop market comparisons and recommendations regarding the compensation of senior executive officers. In 2013, Arthur Warren Associates provided recommendations regarding the levels of compensation of senior executive officers relative to our industry peers.

The Compensation Committee took into account the recommendations of Arthur Warren Associates and utilized information, including peer data, regarding the compensation of our directors and senior executive officers provided by the consultants in evaluating, recommending and determining compensation levels.

Corporate Governance Committee. The Corporate Governance Committee develops reviews and recommends to the Board a set of corporate governance guidelines, and advises the Board on corporate governance matters, including compliance with our Code of Ethics and changes to our corporate governance documents and policies.

Messrs. Cashman, Ensign, Horn and Theroux served as members of the Corporate Governance Committee in 2013, with Mr. Ensign serving as the Chairman. All members of our Corporate Governance Committee are independent (as independence is currently defined in Section 5605(a)(2) of the NASDAQ Listing Rules), except for Messrs. Ensign and Theroux by virtue of their former or current employment with us. The Board has adopted a written charter for the Corporate Governance Committee, a copy of which is available on our website, www.nhthrift.com, by clicking on “Governance Documents.”

Nominating Committee. The Nominating Committee identifies, reviews and evaluates candidates to serve as directors (consistent with criteria approved by the Board), reviews stockholder nominations, reviews and evaluates incumbent directors, recommends candidates for election to the Board, and identifies and recruits executive officers.

Messrs. Horn, Nelson and Stabile served as members of the Nominating Committee in 2013, with Mr. Nelson serving as the Chairman. All members of our Nominating Committee are independent (as independence is currently defined in Section 5605(a)(2) of the NASDAQ Listing Rules). The Board has adopted a written charter for the Nominating Committee, a copy of which is available on our website, www.nhthrift.com, by clicking on “Governance Documents.”

It is the policy of the Nominating Committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. When considering candidates for the Board, the Nominating Committee takes into account the candidate’s qualifications, experience and independence from management. Stockholder nominees are analyzed by the Nominating Committee in the same manner as nominees that are identified by the Nominating Committee. If the Nominating Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election. The Nominating Committee also has the authority to retain any search firm to assist in the identification of director candidates. However, the Nominating Committee has not retained any such search firm, and we do not pay a fee to any third party to identify or evaluate director candidates.

In accordance with our Bylaws and the charter of the Nominating Committee, nominations and recommendations of individuals for election to the Board at an annual meeting of stockholders may be made by any stockholder of record entitled to vote for the election of directors at such meeting who provides timely notice in writing to our Corporate Secretary at our principal executive offices. To be timely, the notice must be received not less than 30 days nor more than 90 days prior to the date of the meeting; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made. The stockholder’s notice to the Corporate Secretary must set forth certain information regarding the proposed nominee and the stockholder making such nomination or recommendation. If a nomination is not properly brought before the meeting in accordance with our Bylaws, the Chairman of the meeting may determine that the nomination was not properly brought before the meeting and shall not be considered. For additional information about our director nomination requirements, please see our Bylaws. As of the date of this proxy statement, the Nominating Committee had not received any stockholder nominations or recommendations for nominees in connection with the Annual Meeting.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure. The Board does not have a formal policy on separating the roles of Chairman of the Board and Chief Executive Officer and, if separate, whether the Chairman of the Board should be a non-employee director or an employee. The Board believes that no single, one-size fits all, board leadership model is universally or permanently appropriate. The Board prefers to retain the flexibility to structure its leadership from time to time in any manner that is in our best interest and that of our stockholders. The positions of our Chairman of the Board and Chief Executive Officer are currently separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. The Board recognizes the time, effort and energy that our Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. The Board also believes that this structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. The Board recognizes that depending on the circumstances, other leadership models, such as combining the role of Chairman of the Board with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board may periodically review its leadership structure.

Board’s Role in Risk Oversight. The Audit Committee is responsible for overseeing risk management, and the full Board receives a report from the Chief Risk Officer at least quarterly.

Stockholder Communications with Our Board

Stockholders may contact our Board by contacting Laura Jacobi, Corporate Secretary, at New Hampshire Thrift Bancshares, Inc., 9 Main Street, P.O. Box 9, Newport, New Hampshire 03773 or at (603) 863-0886. All comments will be forwarded directly to the Board.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and we are asking stockholders to ratify the appointment.

One or more representatives of Shatswell, MacLeod & Co., P.C. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

VOTE REQUIRED

The ratification of Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. If the stockholders fail to ratify the appointment, such action will be considered as a direction to the Audit Committee to select another independent registered public accounting firm. In addition, an abstention shall not constitute a vote cast, and they will have no effect on the vote.

OUR RECOMMENDATION

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm.

PRINCIPAL ACCOUNTING FEES AND SERVICES

During the fiscal years ended December 31, 2013 and December 31, 2012, we retained and paid Shatswell, MacLeod & Co., P.C. to provide audit and other services as follows:

Fees	2013	2012
Audit fees(1)	$128,000	$129,190
Audit-Related Fees	—	—
Tax Fees(2)	13,500	13,833
All Other Fees(3)	50,000	47,290

Total	$191,500	$190,313

(1)	Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.
(2)	Tax fees consisted of assistance with matters related to tax compliance and counseling.
(3)	All Other Fees consisted of Shatswell, MacLeod & Co., P.C.’s review of internal controls over financial reporting.

PREAPPROVAL POLICIES AND PROCEDURES

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms) to be performed by our independent registered public accountants, subject to the de minimis exception for non-audit services described below that are approved by the Audit Committee prior to completion of the audit.

The preapproval requirement set forth above, shall not be applicable with respect to non-audit services if:

•

the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by us to our auditor during the fiscal year in which the services are provided;

•	such services were not recognized by us at the time of the engagement to be non-audit services; and

•

such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve activities under this subsection shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved 100% of the services performed by Shatswell, MacLeod & Co., P.C. pursuant to the policies outlined above.

PROPOSAL 3

NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION

OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requires us to provide our stockholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed elsewhere in this proxy statement. This vote does not address any specific item of compensation, but rather the overall compensation of our named executive officers. At the 2012 annual meeting of stockholders, our stockholders recommended that we hold an advisory vote on executive compensation each year. The Board affirmed the stockholders’ recommendation and will hold “say-on-pay” advisory votes on an annual basis until the next required stockholder vote on “say-on-pay” frequency, which is scheduled to be held at the 2018 annual meeting of stockholders.

VOTED REQUIRED

The approval of the non-binding advisory resolution on the compensation of our named executive officers will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. In addition, an abstention shall not constitute a vote cast and they will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote.

OUR RECOMMENDATION

The Board recommends that the stockholders vote “FOR” the approval of the non-binding advisory resolution on the compensation of the named executive officers.

GENERAL

The compensation of our named executive officers is disclosed in the summary compensation table and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, the Board believes that our executive compensation provides a strong link between each named executive officer’s compensation and our short and long-term performance. The objective of our executive compensation program is to provide compensation which is competitive based on our performance and aligned with the long-term interests of our stockholders.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, on an advisory basis, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.

Your vote on this Proposal 3 is advisory, and therefore not binding on us, the Compensation Committee or the Board. Your advisory vote will serve as an additional tool to guide the Board and the Compensation Committee in continuing to align our executive compensation with our best interest and that of our stockholders.

PROPOSAL 4

APPROVAL OF THE NEW HAMPSHIRE THRIFT BANCSHARES, INC. 2014 STOCK INCENTIVE PLAN

GENERAL

The Board adopted the New Hampshire Thrift Bancshares, Inc. 2014 Stock Incentive Plan (the “2014 Plan”) on March 13, 2014, subject to approval by our stockholders at this Annual Meeting.

The Board has proposed approval of the 2014 Plan by the Company’s stockholders to replace the New Hampshire Thrift Bancshares, Inc. 2004 Stock Incentive Plan, which was adopted by the Board on March 11, 2004 and approved by the Company’s stockholders as of May 13, 2004 (the “2004 Plan”). Pursuant to Section 8.1 of the 2004 Plan, the 2004 Plan automatically terminates on May 12, 2014, which is the day preceding the 10th anniversary of the 2004 Plan’s effective date.

The Board believes that approval of the 2014 Plan is in the best interests of the Company and its stockholders and that the 2014 Plan will permit the Company to continue to grant stock-based compensation to its officers, key employees, non-employee directors, and consultants. Most of the companies with which the Company competes for management-level employees and non-employee directors are public companies that offer equity compensation as part of their officer and director compensation packages. By approving the 2014 Plan, the Company’s stockholders will enable the Company to continue offering a competitive compensation package that is linked to the Company’s common stock performance and to continue attracting and retaining highly qualified officers, key employees, non-employee directors, and consultants.

VOTE REQUIRED

The approval of the 2014 Plan will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. In addition, an abstention shall not constitute a vote cast, and they will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote.

If the 2014 Plan does not receive the approval of the stockholders, it will not be implemented. In this event, we expect that our Board will consider substituting other forms of compensation to assure that our compensation packages for officers, key employees, non-employee directors, and consultants are competitive with those of other publicly traded financial services companies in the Northeast.

OUR RECOMMENDATION

The Board unanimously recommends a vote “For” the approval of the 2014 Plan.

EQUITY AWARDS OUTSTANDING AND AVAILABLE

Set forth below is certain information, as of December 31, 2013, concerning our equity compensation plans for which the Company has previously obtained stockholder approval and our equity compensation plans for which the Company has not previously obtained stockholder approval:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	80,000	13.25	159,500
Equity compensation plans not approved by security holders	—	—	—

Total	80,000	13.25	159,500

PURPOSE OF THE 2014 PLAN

The purpose of the 2014 Plan is to promote our growth and profitability, to provide certain key officers, employees, non-employee directors, and consultants of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence, and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE 2014 PLAN

A summary of the material terms of the 2014 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached as Appendix A to this proxy statement and incorporated by reference into this proposal.

Administration

The 2014 Plan will be administered by members of the Compensation Committee of the Board who are (a) “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act, (b) “outside directors” within the meaning of section 162(m) of the Internal Revenue Code, as amended (the “Code”), and (c) for so long as shares of the Company’s common stock are listed on NASDAQ, “independent directors” within the meaning of the NASDAQ Listing Rules. The Committee has broad discretionary powers, including (i) the determination of who will receive awards under the 2014 Plan, the type of award and its terms and conditions, and the number of shares of common stock subject to the award and (ii) the interpretation of the provisions of the 2014 Plan. The Board may exercise any power or discretion conferred on the Committee.

Stock Subject to the 2014 Plan

A maximum of 410,000 shares of the Company’s common stock may be issued under the 2014 Plan. The maximum aggregate number of shares which may be issued upon exercise of stock options shall be 410,000 shares, and the maximum aggregate number of shares which may be exercised pursuant to stock options granted to any one individual shall be 50,000 shares. The maximum number of shares which may be issued as restricted stock awards under the 2014 Plan shall be 410,000 shares, and the maximum aggregate number of shares which may be granted as restricted stock awards, including performance-based restricted stock awards, to any one individual shall be 50,000 shares.

If any awards terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for purposes of the 2014 Plan.

Fair Market Value Determination

For so long as the common stock remains listed on NASDAQ (or any other established national or regional securities exchange or securities market), the fair market value of a share of common stock will be the closing price for a share as quoted on such exchange for such date. If there is no reported closing price on such date, the fair market value of a share of common stock will be the closing price for a share on the next preceding date for which such quotation exists.

As of March 14, 2014, the closing price of the Company’s common stock as reported on NASDAQ was $15.15 per share.

If the common stock is not listed on an established national or regional securities exchange or publicly traded on an established securities market, the Committee will determine the fair market value by the reasonable application of a reasonable valuation method, in a manner consistent with section 409A of the Code.

Eligibility

The Committee selects the individuals who may receive an award under the Plan. Any officer, key employee or non-employee director of the Company or its affiliates or any consultant (who is a natural person) performing services for the Company or its affiliates may be selected to participate. As of the date of this proxy statement, the Company and its affiliates employed approximately 70 individuals who may become eligible to receive an award under the Plan, and there are 10 non-employee directors who may become eligible to receive an award under the Plan.

Stock option and restricted stock awards under the Plan are granted at the discretion of the Committee, and as of the date of this proxy statement, the Committee has not yet determined to whom future awards will be made and the terms and conditions of such awards.

Terms and Conditions of Awards

The Committee may, in its discretion, grant any or both of two types of equity-linked awards to eligible individuals: stock options and restricted stock awards. The Committee will, in its discretion, determine the type of awards made and establish other terms and conditions applicable to the award. In setting terms and conditions, the Committee must observe the following restrictions:

•	The Committee may not grant awards that will result in the issuance of more than 410,000 shares in the aggregate or more than 410,000 shares as restricted stock or stock option awards.

•	The Committee may not grant awards for more than 50,000 shares in the form of stock options, nor more than 50,000 shares annually in the form of restricted stock awards, to any one individual.

Stock Options

The Committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

•	The Committee may not grant a stock option with an exercise price that is less than the fair market value of a share of Company common stock on the date it grants the stock option.

•	The Committee may not grant a stock option with a term that is longer than ten years.

The Committee may grant incentive stock options to officers and key employees that qualify for special federal income tax treatment and non-qualified stock options to officers, key employees, non-employee directors, and consultants that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Code and the 2014 Plan. Unless otherwise designated by the Committee, stock options granted under the 2014 Plan will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder’s termination of employment due to discharge without cause, one year after termination of employment due to death or disability, or immediately upon voluntary resignation or termination for cause). The exercise period may be further extended (but not beyond a maximum option period of ten years) by up to three years in the event of a change in control (as defined in the 2014 Plan) and, in the event the option is scheduled to expire while a securities trading suspension is in effect for an option holder, until ninety days following the end of the suspension period.

Upon the exercise of a stock option, the aggregate exercise price must be paid in full. Payment may be made in cash, shares of the Company’s common stock already owned by the option holder, or in such other consideration as the Committee authorizes. Vested non-qualified stock options (not incentive stock options) may be transferred prior to exercise only to certain family members, and vested stock options may be transferred on the option holder’s death. If permitted by the Committee, stock options may be exercised before they are vested; in this case, the shares issued upon exercise will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring that the shares be returned to the Company in exchange for the lesser of the exercise price paid or the fair market value of the shares when returned if the vesting conditions are not satisfied. Unless otherwise specified by the Committee, stock options will not be exercisable prior to vesting and will vest at the rate of twenty percent per year beginning on the first anniversary of the grant date. In the event of termination of service due to death or disability, the vesting of stock options scheduled to vest within six months after the date of termination will be accelerated. In the event of a change of control (as defined in the 2014 Plan), the vesting of all options is accelerated.

Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option, including by replacement with or substitution of another award type, that would reduce the exercise price of the stock option or would replace any stock option with an exercise price above the current fair market value with cash or another security, in each case without the approval of our stockholders (although appropriate adjustments may be made to outstanding stock options to achieve compliance with applicable law, including the Code).

Restricted Stock

As a general rule, shares of the Company’s common stock that are subject to a restricted stock award are held by the Committee or other trustees for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. Unless the Committee determines otherwise with respect to any restricted stock award and specifies such determination in an award notice, before the shares subject to a restricted stock award are vested and transferred to the award recipient, (i) the Committee shall accumulate any dividends or distributions paid on the shares underlying the restricted stock award for distribution at the same time and terms as the underlying shares; (ii) the Committee shall exercise, in its discretion, any voting rights appurtenant to the shares underlying the restricted stock award; and (iii) the award recipient shall exercise any tender offer rights related to the shares underlying the restricted stock award. In the alternative, the Committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

All restricted stock awards will be subject to a vesting schedule specified by the Committee when the award is made. If the Committee does not specify a vesting schedule, the restricted stock award will vest at the rate of twenty percent per year beginning on the first anniversary of the date of grant. In the event of death or termination of service due to disability before the vesting date, unvested awards that would have vested within six months after death or termination of service for disability will be deemed vested. All other awards that are unvested at termination of service will be forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount (if any) paid when the award was made. All unvested awards will vest in the event of a change in control (as defined in the 2014 Plan).

Performance-Based Restricted Stock Awards

At the time of grant, the Committee may designate a restricted stock award as a performance-based restricted stock award. If it does so, it shall establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals which must be attained by the award recipient as a condition of retention of the shares. The performance goal(s) shall be based on one or more of the following:

(i)	earnings per share;

(ii)	net income;

(iii)	return on average equity;

(iv)	return on average assets;

(v)	core earnings;

(vi)	stock price;

(vii)	operating income;

(viii)	operating efficiency ratio;

(ix)	net interest rate spread;

(x)	loan production volumes;

(xi)	non-performing loans;

(xii)	cash flow;

(xiii)	total stockholder returns;

(xiv)	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures;

(xv)	except in the case of a covered employee, any other performance criteria established by the Committee; and

(xvi)	any combination of (i) through (xv) above.

Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis and may be based on or otherwise employ comparisons based on internal targets, past performance (or the past performance of individual business units), and/or the past or current performance of other companies. Attainment of the performance goals will be measured over a performance measurement period specified by the Committee when the award is made. Performance goals will be measured over a period of at least three years. At least 75% of any performance measurement period will occur after the performance goal(s) are established.

The Committee shall determine in its discretion whether the award recipient has attained the performance goals. If they have been satisfied, it shall certify that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant awards will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed (or any vesting-related legend removed from any stock certificates previously delivered to the award recipient). If the performance goals are achieved prior to the end of the performance measurement period, the awards may be distributed early.

Mergers and Reorganizations

The number of shares available under the 2014 Plan, the maximum limits on awards to individual officers, key employees, non-employee directors, and consultants, and any outstanding awards will be adjusted to reflect any merger, consolidation, or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend, or other event where the Committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient’s rights. If a merger, consolidation, or other business reorganization occurs and the Company is not the surviving entity, outstanding awards may be exchanged for awards linked to the equity of the surviving entity that are designed to neither increase nor diminish the rights of the holders of the outstanding awards or may be settled for a monetary or other payment when the merger, consolidation, or reorganization occurs.

Conditions of Effectiveness

The Plan will become effective upon its approval by the Company’s stockholders and will continue in effect for ten years from the date of such approval, unless terminated sooner. If stockholder approval of the 2014 Plan is not obtained within 12 months of adoption of the 2014 Plan by the Company’s Board, any awards granted under the 2014 Plan will be automatically canceled. No performance-based restricted stock awards will be granted after the fifth anniversary of the 2014 Plan’s effective date unless the list of permissible performance goals is re-approved by the stockholders of the Company.

Termination or Amendment

The Board has the authority to suspend or terminate the 2014 Plan in whole or in part at any time by giving written notice to the Committee; however, no suspension or termination may affect any award granted prior to the suspension or termination without the recipient’s consent.

The Board has the authority to amend or revise the 2014 Plan in whole or part at any time. As a NASDAQ-listed company, the Company is required to seek stockholder approval for amendments to the 2014 Plan that are deemed material under the NASDAQ Listing Rules.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences of awards under the 2014 Plan for award recipients and the Company will depend on the type of award granted. The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations, and policies affecting awards that may be granted under the 2014 Plan. Any descriptions of the provisions of any law, regulation, or policy are qualified in their entirety by reference to the particular law, regulation, or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. An award recipient under the 2014 Plan should not rely on this description and instead should consult his or her own tax advisor.

Stock Options

The grant of an incentive stock option will not be a taxable event for the grantee or for the Company. A recipient will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of the Company’s common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the recipient holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of a stock option to qualify for the foregoing tax treatment, the recipient generally must be an employee of the Company or its affiliates from the date the incentive stock option is granted through a date within three months before the date of exercise of the incentive stock option.

If all of the foregoing requirements are met, except the holding period requirement mentioned above, the recipient will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the stock option was exercised over the stock option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the recipient recognizes ordinary income, subject to the Company’s compliance with section 162(m) of the Code and to certain reporting requirements.

The grant of a non-qualified stock option will not be a taxable event for the recipient or the Company. Upon exercising a non-qualified stock option, a recipient will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the recipient will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the stock option was exercised). If the Company complies with applicable reporting requirements and with the restrictions of section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the recipient recognizes ordinary income.

A recipient who has transferred a non-qualified stock option to a family member (if such action is authorized pursuant to the 2014 Plan and/or the applicable award agreement) will realize taxable income at the time the non-qualified stock option is exercised by the family member. The recipient will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the stock option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred stock options nor the shares acquired on exercise of the transferred stock options will be includable in the recipient’s estate for estate tax purposes.

Restricted Stock Awards

A recipient of a restricted stock award will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock award is nontransferable and subject to a substantial risk of forfeiture). However, the recipient may elect under section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the recipient does not make an election under section 83(b) of the Code, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. If the Company complies with applicable reporting requirements and with the restrictions of section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the recipient recognizes ordinary income.

Deduction Limits

Section 162(m) of the Code limits the Company’s deductions for compensation in excess of $1,000,000 per year for the Company’s named executive officers listed in the summary compensation table in the Company’s proxy statement. Compensation amounts resulting from so-called “qualified performance-based compensation” are not subject to this limit. Restricted stock awards, other than performance-based restricted stock awards, may be subject to this deduction limitation if the amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. The Company has designed the 2014 Plan so that stock options and performance-based restricted stock awards may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. The Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the 2014 Plan. State and local tax consequences may also be significant. An award recipient under the 2014 Plan should not rely on this description and instead should consult his or her own tax advisor.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below sets forth the compensation paid to our Vice Chairman, President and Chief Executive Officer, and the two other most highly compensated executive officers (the “named executive officers”) during each of the last two fiscal years.

Name and Principal Position	Year	Salary(1) ($)	Bonus(1) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2) ($)	All Other Compensation(3) ($)	Total ($)
Stephen R. Theroux Vice Chairman, President and Chief Executive Officer	2013 2012	350,000 288,864	26,250 45,061	104,600 174,581	52,607 43,358	533,457 551,864
Laura Jacobi First SVP, Chief Financial Officer, Chief Accounting Officer and Corporate Secretary	2013 2012	194,639 170,000	53,783 26,545	— 5,232	13,469 10,816	261,891 212,593
William J. McIver Executive Vice President and Chief Operating Officer	2013 2012	250,000 225,800	78,789 31,460	61,795 85,993	15,494 15,083	406,078 358,336

(1)	The figures shown for salary and bonus represent amounts earned for the fiscal years presented, whether or not actually paid during such year.
(2)	Includes for each named executive officer the increase (if any) in the present value of the individual’s accrued benefit (whether or not vested) under each tax-qualified and non-qualified actuarial or defined benefit plan calculated by comparing the present value of each individual’s accrued benefit under each such plan in accordance with Statement of Financial Accounting Standards No. 87 as of the plan’s measurement date in each fiscal year to the present value of the individual’s accrued benefit as of the plan’s measurement date in the prior fiscal year. For 2013, these amounts represented: (a) $105,206 for the non-qualified salary continuation agreement (“SCA”) and $(606) for the defined benefit plan to Mr. Theroux; (b) $(3,561) for the defined benefit plan to Ms. Jacobi; and (c) $63,564 for the SCA and $(1,769) for the defined benefit plan for Mr. McIver. For the mortality, discount rate and other assumptions used for this purpose, please refer to Note 13 to our Consolidated Financial Statements included in our 2013 Annual Report on Form 10-K.
(3)	Amounts in this column are set forth in the table below and include life insurance premiums, 401(k) employer contributions and SERP contributions. The named executive officers participate in certain group life, health, disability insurance and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to salaried employees and do not discriminate in scope, terms and operation. In addition, for 2013, the named executive officers were provided certain non-cash perquisites and personal benefits that did not exceed $10,000 in the aggregate for any individual, and are not included in the reported figures.

	Life Insurance Premiums	401(k) Employer Contributions	SERP Contributions	Total
Stephen R. Theroux	$2,307	$15,300	$35,000	$52,607
Laura Jacobi	—	$13,469	—	$13,469
William J. McIver	$1,209	$14,285	—	$15,494

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding stock options outstanding at December 31, 2013, whether granted in 2013 or earlier, including awards that have been transferred other than for value. Ms. Jacobi and Mr. McIver did not have any stock options outstanding at December 31, 2013. No named executive officer had any stock awards outstanding at December 31, 2013.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercised	Option Exercise Price ($)	Option Expiration Date
Stephen R. Theroux	25,000	—	13.25	12/30/2015

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL AGREEMENTS

Employment Agreements

We and the Bank entered into parallel employment agreements with Stephen R. Theroux as President and Chief Executive Officer effective as of June 1, 2012. Mr. Theroux’s employment agreements have an initial term of three years with certain renewal provisions. Mr. Theroux’s employment agreement with us will automatically extend annually for one year, unless previously terminated or either we or Mr. Theroux provides notice that it will not be extended, such that the remaining unexpired term will generally be between two and three years. Mr. Theroux’s employment agreement with the Bank will be subject to extension by the Bank each year, unless previously terminated. Mr. Theroux’s base salary as approved by the Board for 2014 is $415,000 in accordance with his employment agreements. In addition to the base annual salary, his employment agreements provide for, among other things, participation in retirement and employment benefit plans and other fringe benefits available to other executive employees.

In the event of involuntary termination without “cause” or voluntary termination with “good reason,” Mr. Theroux is entitled to receive a severance benefit equal to the (i) payment of base salary through termination date, (ii) benefits payable under employee benefit plans as of the termination date, (iii) continued insurance coverage for the remaining unexpired term, (iv) a lump sum payment equal to the salary and bonus which he would have received had he continued to work for the remaining unexpired term, and (v) at our election, cashout of vested options, stock appreciation rights and restricted stock. Payment of (iii) and (iv) above is contingent on Mr. Theroux executing and not revoking a general release of claims.

Upon Change of Control, as defined in the employment agreements, which results in the termination of Mr. Theroux without cause or certain resignations for good reason, Mr. Theroux will receive the severance benefits described above with such benefits being calculated as if the remaining unexpired term of the agreement was three years. If there is a Change of Control as contemplated under Section 280G of the Code, a portion of the severance benefits provided under the employment agreements might constitute an “excess parachute payment” under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreements, we would reimburse Mr. Theroux for the amount of the excise tax and all income and excise taxes imposed on the reimbursement so that he will retain approximately the same net-after tax amounts under the employment agreement that he would have retained if there was no 20% excise tax.

Additionally, Mr. Theroux has agreed to certain non-competition and confidentiality provisions. Following his voluntary termination of employment for any reason other than those outlined above, we are entitled to enjoin his employment for two years with any bank, savings bank, co-operative bank or savings and loan association (or a holding company affiliate of any of the preceding entities) that has one or more deposit offices in any county in which the Bank has a main or branch office.

Change of Control Agreements

We also have change of control agreements with Ms. Jacobi, Mr. McIver and six other officers. Upon a change of control (as defined in the agreements) resulting in termination of employment under certain circumstances, the officer will receive a lump sum severance payment equal to one year’s annual base salary in effect as of the date of termination, or in the case of Mr. McIver, three years’ annual base salary. In the event that any amounts payable under the change of control agreements would be nondeductible to us by reason of Section 280G of the Code, then such amounts shall be reduced to the extent necessary that such payments will no longer be ineligible for deduction by reason of Section 280G of the Code.

LONG-TERM INCENTIVE COMPENSATION

Long-term incentives are provided to the named executive officers through awards made under the equity plans established by us from time to time. As of December 31, 2013, we only have one active equity compensation plan, the 2004 Plan, which has 159,500 shares available for issuance. All salaried employees and directors are eligible to be granted awards under the 2004 Plan. The 2004 Plan provides for the issuance of “incentive stock options” qualified under Section 422 of the Code and “non-qualified stock options.” In addition, under the 2004 Plan, we may grant restricted stock awards and performance-based restricted stock awards; provided however, that no more than 208,000 restricted stock awards or performance-based restricted stock awards may be granted under the 2004 Plan, of which 49,500 have been issued. The 2004 Plan is administered by a committee of the board of the Bank, which has the authority to select the employees and directors who will be awarded stock-based incentives and determine the amount and other conditions of such awards subject to the terms of the 2004 Plan.

No option issued under the 2004 Plan is exercisable after the 10th anniversary from the date it was granted. During the optionee’s lifetime, only the optionee can exercise the option. The optionee cannot transfer or assign any option other than by will or in accordance with the laws of descent and distribution. Pursuant to Section 422 of the Code as to incentive stock options, the aggregate fair market value of the stock for which any employee may be granted options, which first become exercisable in any calendar year generally may not exceed $100,000. In addition, no grant may be made to any employee owning more than 10% of our shares unless the exercise price is at least 110% of the share’s fair market value and such option is not exercisable more than five years following the option grant.

We will receive no monetary consideration for the granting of awards under the 2004 Plan. Upon the exercise of options, we receive payment from optionees in exchange for shares issued. During the last fiscal year, we did not adjust or amend the exercise price of stock options previously awarded.

The number of shares available under the 2004 Plan, the maximum limits on awards to individual officers and directors and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which we are the surviving entity, and to reflect any stock split, stock dividend or other event where the committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient’s rights. If a merger, consolidation or other business reorganization occurs and we are not the surviving entity, outstanding awards may be exchanged for awards linked to the equity of the surviving entity that are designed to neither increase or diminish the rights of the holders of the outstanding awards or may be settled for a monetary or other payment when the merger, consolidation or reorganization occurs.

RETIREMENT AND OTHER BENEFITS

Tax-Qualified 401(k) Plan

The named executive officers are eligible to participate in the 401(k) plan on the same terms as other employees. The 401(k) plan provides that all eligible employees will receive an annual base contribution of 3% of their earnings whether or not they elect to contribute their own compensation into the plan. In addition, we provide a discretionary matching contribution at a rate determined year-to-year.

For 2013, we contributed an additional $0.50 for every dollar of an employee’s contribution up to an additional 3% of their earnings for a combined potential employer match of 6% of an employee’s earnings. Earnings recognized under the 401(k) plan for purposes of such employer contributions were limited by applicable regulations to $255,000 for 2013.

Tax-Qualified Defined Benefit Retirement Plan

A tax-qualified defined benefit retirement plan is maintained on a frozen basis for certain employees with the retirement benefits attributable to such employees being a function of both their length of employment in terms of years and their respective salary levels up to the date the plan was frozen in 2006.

Supplemental Executive Retirement Plan

We have established a supplemental executive retirement plan as a non-qualified deferred compensation plan for certain executive officers. Under this plan, annual contributions are made during the first quarter of each year equal to a specified percentage of each eligible executive officer’s base salary. The specified percentage was 10% for the contributions made in both 2013 and 2012. In 2014, the Compensation Committee of the Board approved Ms. Jacobi’s and Mr. McIver’s participation in the supplemental executive retirement plan beginning in 2014.

Executive Salary Continuation Agreements

We and the Bank have entered into parallel executive SCAs with Messrs. Theroux and McIver and Ms. Jacobi. The agreements provide for payments of $60,000 per year to Mr. Theroux and $50,000 per year to Ms. Jacobi and Mr. McIver for life payable in monthly installments upon each executive’s retirement after attainment of age 65, or in the case of Ms. Jacobi, age 67. The agreements also provide for an early termination benefit in lump sum upon any termination of service of an executive with the lump sum amount being equal to the amount accrued as a liability under the agreement for accounting purposes as of the date of termination. In addition, in the event of a change in control, the executive is treated as being fully vested for purposes of benefit payments.

The agreements are unfunded, non-qualified plans that provide for payments to such executive or his designated beneficiaries upon the occurrence of certain events, including death, retirement or other termination of service. The agreements are intended to comply with, and will be administered in order to comply with, Section 409A of the Code, and regulations or other guidance of the Internal Revenue Service published thereunder.

Other Benefits

It is our policy to provide for the payment of certain club dues for named executive officers as part of the effort to advance our market penetration. Further, the named executive officers are reimbursed for any out-of-pocket expense associated with their activities on our behalf and have the use of a company-owned vehicle. The named executive officers are obligated to account for the economic value of their personal use of said vehicle and to reflect such additional compensation. Ms. Jacobi does not currently have the use of a company-owned vehicle.

DIRECTOR COMPENSATION

COMPENSATION

Each non-employee director receives an annual retainer of $20,000, payable in equal quarterly installments, plus an additional $500 for each committee meeting attended. The Chairs of the Audit Committee and Compensation Committee each receives additional annual retainers of $6,500 and $6,000, respectively, payable in equal quarterly installments for their service on those committees. In addition, non-employee members of the

Executive Committee receive $5,000 per year, payable in equal quarterly installments. Non-employee directors are also eligible for awards under our 2004 Plan. Directors are also entitled to the protection of certain indemnification provisions in our Certificate of Incorporation and Bylaws.

The following table sets forth information concerning compensation accrued or paid to our non-employee directors during the year ended December 31, 2013, for their service on our Board. Directors who are also our employees receive no additional compensation for their service as directors and are not set forth in the table below.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Option Awards(2)(3) ($)	All Other Compensation ($)		Total ($)
Leonard R. Cashman	54,500	—	—	—		54,500
Steven H. Dimick	3,333	—	—	14,000	(4)	14,000
Stephen W. Ensign	32,501	128,100	—	92,578	(5)	253,179
Catherine A. Feeney	27,000	—	—	—		27,000
Stephen J. Frasca	24,500	—	—	—		24,500
William C. Horn	60,000	—	—	—		60,000
Peter R. Lovely	51,000	—	—	—		51,000
Jack H. Nelson	32,000	—	—	—		32,000
John P. Stabile II	26,500	—	—	—		26,500
Joseph B. Willey	20,000	—	—	—		20,000

(1)	Includes retainer payments, meeting fees and committee and/or chairmanship fees earned during the fiscal year, whether such fees were paid currently or deferred.
(2)	Amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to restricted stock awards and option awards granted to the directors. For more information concerning the assumptions used for these calculations, please refer to Note 11 to our Consolidated Financial Statements, included in our 2013 Annual Report on Form 10-K.
(3)	As of December 31, 2013, each director had the following options and shares of restricted stock outstanding:

Name	Options Outstanding (#)	Restricted Stock Outstanding (#)
Leonard R. Cashman	5,000	4,000
Steven H. Dimick	—	—
Stephen W. Ensign	30,000	10,000
Catherine A. Feeney	—	—
Stephen J. Frasca	—	—
William C. Horn	5,000	4,000
Peter R. Lovely	5,000	4,000
Jack H. Nelson	5,000	4,000
John P. Stabile II	—	—
Joseph B. Willey	5,000	4,000

(4)	Amount reflects amount received under the consulting agreement entered into with Mr. Dimick, which is described below.
(5)	Amount reflects $32,578 of SERP contributions and $60,000 received under a consulting agreement entered into with Mr. Ensign, which is described below.

CONSULTING AGREEMENTS

On February 14, 2013, we and the Bank entered into a consulting services letter agreement with Mr. Ensign. Mr. Ensign’s consulting agreement has an initial term commencing on May 1, 2013 and ending on May 1, 2018, which will automatically extend for successive one-year periods, unless either party provides notice of its intention not to extend the term at least 30 days prior to the applicable renewal date. Mr. Ensign’s annual consulting fee is $90,000. In the event that we or the Bank terminate Mr. Ensign’s consulting agreement during the initial five-year term without “cause” (as defined in his employment agreements with us and the Bank, both of which terminated on May 1, 2013), he will receive a lump sum payment equal to the lesser of (i) $90,000 or (ii) the consulting fees that would have been paid through the expiration of the initial five-year term had such termination not occurred. In addition, all outstanding unvested equity awards held by Mr. Ensign will become fully vested and exercisable on the effective date of the termination of his consulting agreement.

On November 12, 2013, in connection with our acquisition of Central Financial Corporation, we and the Bank entered into a consulting services letter agreement with Mr. Dimick. Pursuant to his consulting agreement, Mr. Dimick will assist with various projects, including transition services, maintaining relationships with customers, community organizations and vendors, and otherwise assisting with special projects as may be requested by us. Mr. Dimick’s consulting agreement has an initial term commencing on November 1, 2013 and ending on April 30, 2014. We may terminate or extend the initial term of his consulting agreement at any time upon 30 days’ advance notice to Mr. Dimick. Mr. Dimick’s monthly consulting fee is $7,000.

TRANSACTIONS WITH RELATED PERSONS

From time to time, we make loans to our directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. These loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to us, and neither involve more than normal risk of collectability nor present other unfavorable features. Such loans are submitted to the Executive Committee or to the loan review committee for approval before being made, subject to ratification at the next meeting of the full Board. Board approval (with the interested person abstaining) is required on aggregate loans to such persons in excess of 5% of the Bank’s unimpaired capital and surplus, or more than $500,000. In addition, a limit has been imposed on aggregate loans to an executive officer of the higher of 2.5% of the Bank’s capital and unimpaired surplus but no more than $100,000 excluding certain home and education loans. None of such loans have been disclosed by the Bank as nonaccrual, past due, restructured or potential problems. At December 31, 2013 and 2012, loans to non-employee directors and their associates totaled $4,420,332 and $5,039,631, respectively, including unused lines of credit.

Compensation and consulting arrangements for our named executive officers and directors are described above under the sections entitled “Executive Compensation” and “Director Compensation.”

Other than ordinary course lending transactions and compensation arrangements, the following is a description of transactions since January 1, 2012, to which we were a participant or will be a participant, and in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to report to the SEC their initial ownership of our common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and we are required to disclose in this proxy statement any late filings or failures to file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no other reports were required during the fiscal year ended December 31, 2013, we believe that, during the 2013 fiscal year, all of our executive officers and directors complied with all Section 16(a) filing requirements applicable to them, with the exception of the following: (i) a late Form 4 by Mr. Nelson reflecting a sale of shares; (ii) two late Form 4s by Mr. Ensign reflecting a grant of restricted shares and a cashless exercise of a stock option; (iii) a late Form 4 by Mr. Theroux reflecting a cashless exercise of a stock option; (iv) two late Form 4s by Mr. Stabile reflecting sales of shares; and (v) a late Form 4 by Mr. Cashman reflecting a cashless exercise of a stock option.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

The following table shows certain information for any person who we know “beneficially owned” 5% or more of our common stock as of March 1, 2014. Persons and groups that beneficially own in excess of 5% of our common stock are required to file certain reports with the SEC regarding such beneficial ownership. For purposes of the table below and the table set forth under “Directors and Our Named Executive Officers,” a person is deemed to be the beneficial owner of any shares of our common stock (i) over which the person has or shares, directly or indirectly, voting or investment power, or (ii) of which the person has a right to acquire beneficial ownership at any time within 60 days of March 1, 2014. “Voting Power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. We obtained the information provided in the following table from filings with the SEC.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None.

DIRECTORS AND OUR NAMED EXECUTIVE OFFICERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 1, 2014, by: (i) each director, (ii) each named executive officer and (iii) all our directors and executive officers as a group.

Name of Beneficial Owner	Position with New Hampshire Thrift Bancshares	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Leonard R. Cashman(2)	Director	42,978	*
Steven H. Dimick(3)	Director	4,349	*
Stephen W. Ensign(4)	Chairman of the Board	187,079	2.3%
Catherine A. Feeney(5)	Director	3,400	*
Stephen J. Frasca(6)	Director	48,501	*
William C. Horn(7)	Director	17,424	*
Laura Jacobi(8)	First Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Corporate Secretary	481	*
Peter R. Lovely(9)	Director	79,354	1.0%
William J. McIver(10)	Executive Vice President and Chief Operating Officer	11,210	*
Jack H. Nelson(11)	Director	20,625	*
John P. Stabile II(12)	Director	100	*
Stephen R. Theroux(13)	Director, Vice Chairman, President and Chief Executive Officer	103,015	1.2%
Joseph B. Willey(14)	Director	102,994	1.3%
Total owned by directors and executive officers as a group (13 persons)		621,510	7.5%

*	Less than 1% of the total outstanding shares of common stock.
(1)	Based on a total of 8,219,376 shares of our common stock outstanding as of March 1, 2014, plus any shares of common stock such person or group has the right to acquire within 60 days of March 1, 2014.
(2)	Includes (i) 26,784 shares of common stock held by Mr. Cashman, (ii) 7,434 shares of common stock held jointly by Mr. Cashman and his wife, (iii) 1,310 shares of common stock held by his wife, (iv) 2,200 shares of common stock held by his wife’s SERP, (v) 250 shares of common stock held in his wife’s IRA and (vi) 5,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 1, 2014.
(3)	Includes 4,349 shares of common stock held by Mr. Dimick for which he has sole voting power.
(4)	Includes (i) 64,246 shares of common stock held by Mr. Ensign, (ii) 45,976 shares of common stock held by the Stephen W. Ensign Trust, (iii) 32,502 shares of common stock held in a SERP, (iv) 14,355 shares of common stock held in our 401(k) plan for the benefit of Mr. Ensign and (v) 30,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 1, 2014.
(5)	Includes 3,400 shares of common stock held by Ms. Feeney. Ms. Feeney shares voting and investment power over such shares with Michael R. Feeney.
(6)	Includes (i) 25,670 shares of common stock held by Mr. Frasca, (ii) 3,408 shares of common stock held in Mr. Frasca’s IRA, (iii) 15,915 shares of common stock held by the Jane E. Frasca Revocable Trust and (iv) 3,508 shares of common stock held in his wife’s IRA.
(7)	Includes (i) 4,000 shares of common stock held by Mr. Horn, (ii) 8,282 shares of common stock held in the William C. Horn Revocable Trust, (iii) 142 shares of common stock held in Mr. Horn’s IRA, and (iv) 5,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 1, 2014.
(8)	Includes 481 shares of common stock held in our 401(k) plan for the benefit of Ms. Jacobi.
(9)	Includes (i) 7,000 shares of common stock held by Mr. Lovely, (ii) 38,540 shares of common stock held jointly by Mr. Lovely and his wife, (iii) 2,596 shares of common stock held in his wife’s IRA, (iv) 26,218 shares of common stock held in Mr. Lovely’s IRA and (v) 5,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 1, 2014.
(10)	Includes 11,210 shares of common stock held in our 401(k) plan for the benefit of Mr. McIver.
(11)	Includes (i) 15,625 shares of common stock held by Mr. Nelson and (ii) 5,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 1, 2014.
(12)	Includes 100 shares of common stock held by Mr. Stabile. Mr. Stabile shares voting and investment power over such shares with Virginia D. Stabile.
(13)	Includes (i) 32,154 shares of common stock held jointly by Mr. Theroux and his wife, (ii) 34,243 shares of common stock held in a SERP, (iii) 11,618 shares of common stock held in our 401(k) plan for the benefit of Mr. Theroux and (iv) 25,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 1, 2014.
(14)	Includes (i) 53,024 shares of common stock held by Mr. Willey, (ii) 44,970 shares of common stock held in Mr. Willey’s IRA and (iii) 5,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 1, 2014.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker.

You may also request an additional proxy statement and annual report by sending a written request to:

Laura Jacobi, Corporate Secretary

New Hampshire Thrift Bancshares, Inc.

9 Main Street, P.O. Box 9

Newport, New Hampshire 03773

Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

We know of no other business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the attached proxy card to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the proxy.

By Order of the Board of Directors

Laura Jacobi

Corporate Secretary

Newport, New Hampshire

March 26, 2014

APPENDIX A

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

2014 STOCK INCENTIVE PLAN

Adopted March 13, 2014

Effective as of May     , 2014

A-i

A-ii

A-iii

A-iv

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

2014 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSE

Section 1.1 General Purpose of the Plan. The purpose of the Plan is to promote the growth and profitability of New Hampshire Thrift Bancshares, Inc., by providing certain officers, key employees, non-employee directors, and consultants of the Company and its Parents and Subsidiaries with an incentive to achieve corporate objectives and by attracting and retaining individuals of outstanding competence through a participation interest in the performance of the Company’s common stock.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Section 2.1 Award Notice means, with respect to a particular Restricted Stock Award, a written instrument evidencing the Restricted Stock Award and establishing the terms and conditions thereof.

Section 2.2 Bank means Lake Sunapee Bank, fsb, a federally chartered savings institution, and any successor thereto.

Section 2.3 Beneficiary means the Person designated by an Eligible Individual to receive any Shares subject to a Restricted Stock Award made to such Eligible Individual that become distributable, or to have the right to exercise any Options granted to such Eligible Individual that are exercisable, following the Eligible Individual’s death.

Section 2.4 Board means the Board of Directors of the Company.

Section 2.5 Change in Control means the occurrence of any of the following events:

(a) The consummation of a reorganization, merger, or consolidation of the Company, respectively, with one (1) or more other Persons, other than a transaction following which:

(i) At least fifty-one percent (51%) of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by Persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least fifty-one percent (51%) of the outstanding equity ownership interests in the Company; and

(ii) At least fifty-one percent (51%) of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by Persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least fifty-one percent (51%) of the securities entitled to vote generally in the election of directors of the Company;

(b) The acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any Person or by any Persons acting in concert, or approval by the stockholders of the Company of any transaction which would result in such an acquisition;

(c) A complete liquidation or dissolution of the Company;

(d) The occurrence of any event if, immediately following such event, at least fifty percent (50%) of the members of the Board of the Company do not belong to any of the following groups:

(i) Individuals who were members of the Board of the Company on the Effective Date; or

(ii) Individuals who first became members of the Board of the Company after the Effective Date either:

(A) Upon election to serve as a member of the Board of the Company by affirmative vote of three-quarters (3/4) of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

(B) Upon election by the stockholders of the Company to serve as a member of the Board of the Company, but only if nominated for election by affirmative vote of three-quarters (3/4) of the members of the Board of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual’s election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of the Company; or

(e) Approval by the stockholders of the Company of any agreement, plan, or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in Section 2.5(a), (b), (c), or (d) above.

(f) Any event which would be described in this Section 2.5(a), (b), (c), (d), or (e) above if the term “Bank” were substituted for the term “Company” therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or any Subsidiary of either of them, by the Company, the Bank, or any Parent or Subsidiary of either of them, or by any employee benefit plan maintained by any of them.

Section 2.6 Code means the Internal Revenue Code of 1986, as amended (including the corresponding provisions of any succeeding law).

Section 2.7 Committee means the Committee described in Section 4.1.

Section 2.8 Company means New Hampshire Thrift Bancshares, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

Section 2.9 Covered Employee means, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a “covered employee” (within the meaning of section 162(m) of the Code).

Section 2.10 Disability means the Committee’s determination, on the basis of competent medical evidence, that the Recipient is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

Section 2.11 Disinterested Board Member means a member of the Board who: (a) is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (b) an “outside director” within the meaning of Code Section 162(m)(4)(C)(i), and (c) for so long as the Shares are listed on the NASDAQ Global Market, an “independent director” within the meaning of Section 5605(a)(2) of the NASDAQ Listing Rules.

Section 2.12 Earliest Exercise Date means, with respect to an Option, the earliest date on which the Option may be exercised. The Earliest Exercise Date may, but need not, be the same as the Option’s Vesting Date.

Section 2.13 Effective Date means May     , 2014.

Section 2.14 Eligible Employee means any employee of the Company, or of a Parent or Subsidiary, whom the Committee may determine to be a key officer or employee and may select to receive a grant of an Option or a Restricted Stock Award pursuant to the Plan.

Section 2.15 Eligible Individual means: (a) any Eligible Employee; (b) any consultant (who is a natural person) providing services to the Company, a Parent, or a Subsidiary, and (c) any non-employee director of the Company, a Parent, or a Subsidiary.

Section 2.16 Employer means the Company, the Bank, and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution, or other business organization or institution. With respect to any Eligible Individual, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

Section 2.17 Exchange Act means the Securities Exchange Act of 1934, as amended.

Section 2.18 Exercise Period means the period during which an Option may be exercised.

Section 2.19 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.

Section 2.20 Fair Market Value means, with respect to a Share on a specified date:

(a) if the Shares are listed on an established national or regional stock exchange (a “Stock Exchange”) or are publicly traded on another established securities market (a “Securities Market”), the closing price of a Share on the date in question (or if there is no such closing price on such date, the closing price of a Share on the last preceding date on which any sale of Shares occurred) as reported on such Stock Exchange or Securities Market; provided, that if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination; or

(b) if the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the value of the Share as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with section 409A of the Code.

(c) Notwithstanding this Section 2.20, for purposes of determining taxable income and the amount of the related tax withholding obligation, the Fair Market Value will be determined by the Committee using any reasonable method; provided, further, that for any Shares subject to an Option that are sold by or on behalf of a Recipient on the same date on which such Shares may first be sold pursuant to the terms of the related Option Agreement, the Fair Market Value of such Shares shall be the sale price of such Shares on such date (or if sales of such Shares are effectuated at more than one sale price, the weighted average sale price of such Shares on such date).

Section 2.21 Family Member means, with respect to any Eligible Individual: (a) any of the Eligible Individual’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Eligible Individual’s household (other than as a tenant or employee, directly or indirectly, of the Eligible Individual); (c) a trust in which any combination of the Eligible Individual and Persons described in Section 2.21(a) and (b) own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Eligible Individual and Persons described in Section 2.21(a) and (b) control management of the assets; or (e) any other corporation, partnership, limited liability company, or other entity in which any combination of the Eligible Individual and Persons described in Section 2.21(a) and (b) control more than fifty percent (50%) of the voting interests.

Section 2.22 Incentive Stock Option means a right to purchase Shares that is granted to an Eligible Employee pursuant to Section 5.1, that is designated by the Committee to be an Incentive Stock Option, and that is intended to satisfy the requirements of section 422 of the Code.

Section 2.23 Non-Qualified Stock Option means a right to purchase Shares that is either (a) granted to an Eligible Individual who is not an Eligible Employee or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option or (ii) does not satisfy the requirements of section 422 of the Code.

Section 2.24 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 2.25 Option Agreement means a written instrument evidencing an Option granted under the Plan.

Section 2.26 Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Section 2.27 Parent means any entity, whether or not incorporated, in an unbroken chain of entities ending with the Company where each entity other than the first entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity’s outstanding stock or other interests that vote generally in the election of the other entity’s directors or other governing body.

Section 2.28 Performance Goal means, with respect to any Performance-Based Restricted Stock Award, the performance goal or performance goal(s) established pursuant to Section 6.3(a), the attainment of which is a condition of vesting of the Performance-Based Restricted Stock Award.

Section 2.29 Performance Measurement Period means, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

Section 2.30 Performance-Based Restricted Stock Award means a Restricted Stock Award to which Section 6.3 is applicable.

Section 2.31 Permitted Transferee means, with respect any Recipient, a Family Member of the Recipient to whom an Option has been transferred in accordance with Section 5.8.

Section 2.32 Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization, and any other business organization or institution.

Section 2.33 Plan means this New Hampshire Thrift Bancshares, Inc. 2014 Stock Incentive Plan, as amended from time to time.

Section 2.34 Recipient means the person to whom an Option is granted or a Restricted Stock Award is made.

Section 2.35 Restricted Stock Award means an award of Shares pursuant to ARTICLE VI.

Section 2.36 Service means, unless the Committee provides otherwise in an Option Agreement or Restricted Stock Award Notice, service in any capacity as an Eligible Individual to the Company, a Parent, or a Subsidiary. Unless otherwise provided in the applicable Option Agreement or Award Notice, a Recipient’s change in position or duties shall not result in interrupted or terminated Service, so long as such Recipient continues to be an Eligible Individual to the Company, a Parent, or a Subsidiary. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Recipient’s employment or other service relationship is with a Parent or a Subsidiary and the applicable entity ceases to be a Parent or Subsidiary of the Company, a termination of Service shall be deemed to have occurred when such entity ceases to be a Parent or Subsidiary of the Company unless the Eligible Individual transfers his employment or other service relationship to the Company or any other Parent or Subsidiary.

Section 2.37 Share means a share of common stock, par value $.01 per share, of the Company.

Section 2.38 Subsidiary means any entity, whether or not incorporated, in an unbroken chain of entities beginning with the Company where each entity other than the last entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity’s outstanding stock or other interests that vote generally in the election of the other entity’s directors or other governing body.

Section 2.39 Termination for Cause means one of the following:

(a) for an Eligible Individual who is not an officer or employee of any bank or savings institution regulated by the Office of the Comptroller of the Currency or its predecessor agency, termination of Service with the Employer upon the occurrence of any of the following:

(i) the Eligible Individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of or plea of guilty or nolo contendere to a felony;

(ii) the Eligible Individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;

(iii) the Eligible Individual willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer;

(iv) the Eligible Individual breaches his fiduciary duties to the Employer for personal profit; or

(v) the Eligible Individual’s willful breach or violation of any law, rule, or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer;

(b) for an Eligible Individual who is an officer or employee of a bank or savings institution regulated by the Office of the Comptroller of the Currency or its predecessor agency, termination of Service for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or final cease and desist order, or for any reason constituting cause for termination under any written employment agreement between the Employer and such Eligible Employee, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such Eligible Employee shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after adoption by the Board or the board of directors of the Employer and which shall be accompanied by a resolution duly approved by affirmative vote of a majority of the entire Board or board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the Eligible Employee), at which meeting there shall be a reasonable opportunity for the Eligible Employee to make oral and written presentations to the members of the Board or board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that, in the good faith opinion of the Board or the board of directors of the Employer, grounds exist for discharging the Eligible Employee for cause; or

(c) for an Eligible Individual who is a non-employee director, removal for cause under the terms of the laws or any law, rule, or regulation applicable to the entity upon whose board of directors the individual serves as a non-employee director.

Section 2.40 Vesting Date means the date on which an Option, Restricted Stock Award, or Shares acquired upon exercise of an Option cease to be forfeitable upon termination of the Recipient’s Service.

ARTICLE III

AVAILABLE SHARES

Section 3.1 Shares Available under the Plan.

(a) Subject to Section 8.3, the maximum aggregate number of Shares which may be issued upon the exercise of Options or for Restricted Stock Awards shall be 410,000 Shares.

(b) Shares subject to an Option or Restricted Stock Award shall be counted as used as of the date of grant. Any Shares that are subject to an Option or Restricted Stock Award shall be counted against the limit set forth in Section 3.1(a) as one (1) Share for every one (1) Share subject to an Option or Restricted Stock Award. If any Shares covered by an Option or Restricted Stock Award granted under the Plan are not purchased or are forfeited or expire, or if an Option or Restricted Stock Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Option or Restricted Stock Award shall, to the extent of any such forfeiture, termination, or expiration, again be available for making grants of Options and Restricted Stock Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 3.1(a).

Section 3.2 Shares Available for Options.

Subject to Section 8.3, the maximum aggregate number of Shares which may be issued upon exercise of Options shall be 410,000 Shares, and the maximum aggregate number Shares which may be issued upon the exercise of Options granted to any one individual shall be fifty thousand (50,000) Shares.

Section 3.3 Shares Available for Restricted Stock Awards.

Subject to Section 8.3, the maximum number of Shares which may be issued as Restricted Stock Awards under the Plan shall be 410,000 Shares, and the maximum aggregate number of Shares which may be granted as Restricted Stock Awards, including Performance-Based Restricted Stock Awards, to any one individual shall be fifty thousand (25,000) Shares.

ARTICLE IV

ADMINISTRATION

Section 4.1 Committee.

(a) Subject to Section 4.1(b), the Plan shall be administered by the members of the Compensation Committee of the Board who are Disinterested Board Members. If the Committee consists of fewer than two (2) Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two (2) Disinterested Board Members.

(b) The Board may, in its discretion, take any action and exercise any power, privilege, or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

(c) No member of the Committee or the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.

Section 4.2 Committee Action.

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction, or other communication signed by the Secretary of the Committee and one member of the Committee, by two (2) members of the Committee, or by a representative of the Committee authorized to sign the same on its behalf.

Section 4.3 Committee Responsibilities.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Restricted Stock Awards or Options, if any, to be granted, and the terms and conditions thereof;

(b) subject to the limitation on repricing in Section 4.4 and with the consent of the Recipient or Beneficiary, as applicable, to amend or modify the terms of any outstanding Option or Restricted Stock Award or to accelerate or defer the Vesting Date or Earliest Exercise Date thereof;

(c) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations, and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

Section 4.4 No Repricing.

Except in connection with adjustments in the event of a business reorganization, as set forth in Section 8.3, neither the Board nor the Committee may, without obtaining approval of the Company’s stockholders: (a) amend the terms of outstanding Options to reduce the Exercise Price of such outstanding Options; (b) cancel outstanding Options in exchange for or substitution of Options with an Exercise Price that is less than the Exercise Price of the original Options; or (c) cancel outstanding Options with an Exercise Price above the current Fair Market Value in exchange for cash, shares of Stock, securities, or other property.

ARTICLE V

STOCK OPTIONS

Section 5.1 Grant of Options.

(a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. An Option for an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Individual who is not an Eligible Employee shall be a Non-Qualified Stock Option.

(b) Any Option granted under this Section 5.1 shall be evidenced by a written agreement which shall:

(i) specify the number of Shares covered by the Option determined in accordance with Section 5.2;

(ii) specify the Exercise Price, determined in accordance with Section 5.3, for the Shares subject to the Option;

(iii) specify the Earliest Exercise Date and the Exercise Period determined in accordance with Section 5.4;

(iv) specify the Vesting Date determined in accordance with Section 5.5;

(v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

Section 5.2 Size of Option.

Subject to Section 3.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3 Exercise Price.

The price per Share at which an Option granted to an Eligible Individual may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4 Exercise Period; Earliest Exercise Date.

(a) Subject to Section 5.4(b), the Exercise Period during which an Option may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Option Agreement (or, if no Earliest Exercise Date is specified in the Option Agreement, on the Vesting Date). It shall expire on the date specified in the Option Agreement (and in any event no later than the tenth (10th) anniversary of the date of grant) or, if no date is specified, on the earliest of:

(i) (A) the date and time when the Recipient terminates Service for any reason other than the Recipient’s death, Disability, or discharge that is not a Termination for Cause or (B) the date and time when the Recipient is discharged in a Termination for Cause;

(ii) the last day of the three (3)-month period that begins on the date and time when the Recipient terminates Service due to discharge that is not a Termination for Cause;

(iii) the last day of the one (1)-year period that begins on the date and time when the Recipient terminates Service due to the Recipient’s death or Disability; and

(iv) the last day of the ten (10)-year period commencing on the date on which the Option was granted.

A Recipient’s termination of Service prior to the Earliest Exercise Date of an Option shall, unless otherwise provided in the Option Agreement, result in the Option being canceled without consideration at the close of business on the last day of Service. An Option that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to an Option whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period.

(b) Unless otherwise determined by the Committee and specified in the Option Agreement:

(i) if a Change in Control occurs while an Option is outstanding and on or before its scheduled expiration date, then for purposes of exercising vested Options, the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) tenth (10th) anniversary of the date the Option was granted; and (B) the third (3rd) anniversary of the date of the Change in Control; or any later date determined under Section 5.4(b)(ii) or (iii);

(ii) if a Change in Control occurs while an Option is outstanding and on or before its Earliest Exercise Date, then solely for the purpose of measuring the Exercise Period (but not for purposes of vesting), the Recipient of the Option shall be deemed to continue in Service through the applicable Earliest Exercise Date, and the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; (B) the third (3rd) anniversary of the date of the Change in Control; and (C) ninety (90) days after the Earliest Exercise Date; or any later date determined under Section 5.4(b)(i) or (iii);

(iii) if, on the date an Option is otherwise scheduled to expire, the Option Holder may not then exercise the Option or sell Shares on a national or regional securities exchange or on a national securities market without violating applicable federal, state, or local securities laws or the terms of a securities trading blackout (including but not limited to a blackout period established under the Company’s securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company), the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; and (B) ninety (90) days after the last day of the securities trading blackout; or any later date determined under section 5.4(b)(i) or (ii); and

(iv) the Earliest Exercise Date (but not the Vesting Date) of any Option outstanding on the date of the Recipient’s termination of Service due to death or Disability shall be accelerated to the date of such termination of Service provided that the Recipient of such Option remained in continuous Service during the period beginning on the date the Option is granted and ending on the date of termination of Service.

Section 5.5 Vesting Date.

(a) Subject to Section 5.5(b), the Vesting Date for each Option granted under the Plan shall be the date determined by the Committee and specified in the Option Agreement. If no provision for vesting is made in the Option Agreement, the Vesting Date shall be:

(i) the first (1st) anniversary of the date of grant, as to twenty percent (20%) of the Shares subject to the Option as of the date of grant;

(ii) the second (2nd) anniversary of the date of grant, as to an additional twenty percent (20%) of the Shares subject to the Option as of the date of grant;

(iii) the third (3rd) anniversary of the date of grant, as to an additional twenty percent (20%) of the Shares subject to the Option as of the date of grant;

(iv) the fourth (4th) anniversary of the date of the grant, as to an additional twenty percent (20%) of the Shares subject to the Option as of the date of grant;

(v) the fifth (5th) anniversary of the date of grant, as to any remaining balance of the Shares subject to the Option as of the date of grant; and

(vi) in the event of the Recipient’s termination of Service due to the Recipient’s death or Disability, the date of termination of Service, as to any Options otherwise scheduled to vest during the period of six (6) months beginning on the date of termination.

Failure of a Recipient to remain in continuous Service during the period beginning on the date an Option is granted and ending on the Option’s Vesting Date shall result in a cancellation of the Option without consideration at the earliest date and time at which the Recipient is not in continuous Service.

(b) Except to the extent that an applicable Option Agreement expressly provides otherwise, each Option granted to an Eligible Employee that is outstanding under the Plan on the date on which a Change in Control occurs shall, on such date, be one hundred percent (100%) vested and exercisable.

Section 5.6 Additional Restrictions on Incentive Stock Options.

An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

(b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed, and the Option shall be treated as a Non-Qualified Stock Option;

(c) The Exercise Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth (5th) anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Exercise Period that does not satisfy this requirement, the designated Exercise Period shall be observed, and the Option shall be treated as a Non-Qualified Stock Option;

(d) An Incentive Stock Option that is exercised during its designated Exercise Period but more than:

(i) three (3) months after the termination of Service with the Company and all of its Parents and Subsidiaries (other than on account of disability within the meaning of section 22(e)(3) of the Code or death of the Eligible Employee to whom it was granted); or

(ii) one (1) year after an Eligible Employee’s termination of employment with the Company, a Parent, or a Subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

may be exercised in accordance with the terms of the Option but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

(e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second (2nd) anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first (1st) anniversary of the date on which the Shares were acquired.

Section 5.7 Method of Exercise.

(a) Subject to the limitations of the Plan and the Option Agreement, an Option Holder may, at any time after the Earliest Exercise Date and during the Exercise Period, exercise his right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be one hundred (100), or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option Holder shall exercise an Option to purchase Shares by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

(ii) delivering to the Committee full payment, consistent with Section 5.7(b), for the Shares as to which the Option is to be exercised; and

(iii) satisfying such other conditions as may be prescribed in the Option Agreement.

(b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i) in cash (by certified or bank check or such other instrument as the Company may accept);

(ii) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the date of exercise and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii) by a combination thereof.

If permitted by the Committee, payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Exercise Price of Shares to be purchased upon exercise of the Option and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c) When the requirements of Section 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder’s ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under Section 7.3.

Section 5.8 Limitations on Options.

(a) An Option by its terms shall not be transferable by any Option Holder, except that (i) a Recipient may transfer a Non-Qualified Stock Option to the Recipient’s Family Members during his lifetime; and (ii) any Option Holder may transfer Options remaining unexercised at his death to a Beneficiary or by will or by the laws of descent and distribution. Any permitted transfer to Family Members shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the Recipient giving it. Thereafter, the Permitted Transferee shall have, with respect to such Option, all of the rights, privileges, and obligations which would attach thereunder to the Recipient, except the right to transfer the Option to Family Members. If a privilege of the Option depends on the life, Service, employment, or other status of the transferor, such privilege of the Option for the Permitted Transferee shall continue to depend on the life, Service, employment, or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to Permitted Transferees to the extent not specifically described herein.

(b) The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state, or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any national or regional securities exchange or on any securities market on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable.

(c) An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder’s death shall be transferred to the executor or administrator of the Option Holder’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Option Holder and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

ARTICLE VI

RESTRICTED STOCK AWARDS

Section 6.1 In General.

(a) Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Individual, which notice shall:

(i) specify the number of Shares covered by the Restricted Stock Award;

(ii) specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid, and nonassessable under applicable law and which shall be deemed paid by past Service or, if so provided in the Award Notice, the promise by Recipient to perform future Service to the Company, a Parent, or a Subsidiary);

(iii) specify whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;

(iv) specify the date of grant of the Restricted Stock Award;

(v) specify the Vesting Date for the Restricted Stock Award; and

(vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i) registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

(ii) registered in the name of the Recipient and held by the Committee, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

(iii) registered in the name of and delivered to the Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:

The common stock evidenced hereby is subject to the terms of a Restricted Stock Award Notice between New Hampshire Thrift Bancshares, Inc. and [Name of Recipient], dated [Date], made pursuant to the terms of the New Hampshire Thrift Bancshares, Inc. 2014 Stock Incentive Plan, copies of which are on file at the executive offices of New Hampshire Thrift Bancshares, Inc., and may not be sold, encumbered, hypothecated, or otherwise transferred except in accordance with the terms of such Plan and Award Notice.

or such other restrictive legend as the Committee, in its discretion, may specify.

(c) A Restricted Stock Award by its terms shall not be transferable by the Eligible Individual other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Restricted Stock Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

Section 6.2 Vesting Date.

(a) Subject to Section 6.2(b), the Vesting Date for each Restricted Stock Award granted under the Plan shall be the date determined by the Committee and specified in the Award Notice. If no provision for vesting is made in the Award Notice, the Vesting Date shall be:

(i) the first (1st) anniversary of the date of grant, as to twenty percent (20%) of the Shares subject to the Restricted Stock Award as of the date of grant;

(ii) the second (2nd) anniversary of the date of grant, as to an additional twenty percent (20%) of the Shares subject to the Restricted Stock Award as of the date of grant;

(iii) the third (3rd) anniversary of the date of grant, as to an additional twenty percent (20%) of the Shares subject to the Restricted Stock Award as of the date of grant;

(iv) the fourth (4th) anniversary of the date of grant, as to an additional twenty percent (20%) of the Shares subject to the Restricted Stock Award as of the date of grant; and

(v) the fifth (5th) anniversary of the date of grant, as to any remaining balance of the Shares subject to the Restricted Stock Award as of the date of grant.

(b) Unless otherwise determined by the Committee and specified in the Award Notice for a Restricted Stock Award:

(i) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Recipient of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture);

(ii) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, any unvested Shares that were scheduled to vest during the six (6)-month period beginning on the date of termination shall become vested on the date of termination of Service; and

(iii) if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the date of the Change in Control.

Section 6.3 Performance-Based Restricted Stock Awards.

(a) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish one or more Performance Goals, the attainment of which shall be a condition of the Recipient’s right to retain the related Shares. The Performance Goals shall be selected from among the following:

(i) earnings per share;

(ii) net income;

(iii) return on average equity;

(iv) return on average assets;

(v) core earnings;

(vi) stock price;

(vii) operating income;

(viii) operating efficiency ratio;

(ix) net interest rate spread;

(x) loan production volumes;

(xi) non-performing loans;

(xii) cash flow;

(xiii) total stockholder returns;

(xiv) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures;

(xv) except in the case of a Covered Employee, any other performance criteria established by the Committee; and

(xvi) any combination of (i) through (xv) above.

Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis and may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units), and/or the past or current performance of other companies.

(b) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

(i) if the Performance-Based Restricted Stock Award is granted during the first nine (9) months of the Company’s fiscal year, the period of three (3) fiscal years of the Company beginning with the fiscal year in which the Performance-Based Restricted Stock Award is granted; and

(ii) in all other cases, the period of twelve (12) consecutive fiscal quarters of the Company that begins with the fiscal quarter in which the Performance-Based Restricted Stock Award is granted.

(c) As promptly as practicable following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been attained, shall certify such fact in writing.

(d) If the Performance Goals for a Performance-Based Restricted Stock Award have been attained and certified, the Committee shall either:

(i) if the relevant Vesting Date has occurred, cause the ownership of the Shares subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Restricted Stock Award; or

(ii) in all other cases, continue the Shares in their current status pending the occurrence of the relevant Vesting Date or forfeiture of the Shares.

If any one or more of the relevant Performance Goals have not been attained, all of the Shares subject to such Restricted Stock Award shall be forfeited without a consideration (other than a refund to the Recipient or his estate or Beneficiary of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture).

(e) If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee’s judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Performance Goals and make payments accordingly under the Plan; provided, however, that any adjustments made in accordance with or for the purposes of this Section 6.3(e)

shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Restricted Stock Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of the Restricted Stock Award to such Covered Employee.

(f) If provided by the Committee when a Performance-Based Restricted Stock Award is granted, to the extent that the relevant Performance Goals are achieved prior to the end of the Performance Measurement Period and certified by the Committee, a vested Performance-Based Restricted Stock Award may be paid at any time following such certification.

Section 6.4 Dividend Rights.

Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, shall be held and accumulated (with investment earnings or losses) pending vesting at the same time and subject to the same terms and conditions as the underlying Shares and, pending vesting, shall be reinvested in additional Shares.

Section 6.5 Voting Rights.

Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Committee in its discretion.

Section 6.6 Tender Offers.

Each Recipient to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer, or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by proxy or ballot (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other Person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.

Section 6.7 Designation of Beneficiary.

An Eligible Individual who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares that become vested on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Individual dies prior to the Eligible Individual, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Eligible Individual’s death shall be paid to the executor or administrator of the Eligible Individual’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Eligible Individual and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Eligible Individual shall be deemed to have survived the Beneficiary.

Section 6.8 Manner of Distribution of Awards.

The Company’s obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state, or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any national or regional securities exchange or on any securities market on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable.

Section 6.9 Taxes.

The Company or the Committee shall have the right to require any Person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE VII

SPECIAL TAX PROVISIONS

Section 7.1 Tax Withholding Rights.

The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Option Agreement, an Option Holder shall have the right to direct the Company to satisfy the minimum required federal, state, and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option Holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price per Share.

Section 7.2 Code Section 83(b) Election.

A Recipient of a Restricted Stock Award, other than a Performance-Based Restricted Stock Award, may make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes as of the date of grant of the Restricted Stock Award to such Recipient instead of at a subsequent Vesting Date. In such event, the Shares issued prior to their Vesting Date shall be issued in certificated form only, and the certificates therefor shall bear the legend set forth in Section 6.1(b) or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Recipient’s termination of Service prior to the relevant Vesting Date or forfeiture of the Shares for any other reason, the Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Recipient or his estate or Beneficiary of an amount equal to the lesser of the amount paid by the Recipient for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

Section 7.3 Election to Defer Income Tax Liability Pursuant to Deferred Compensation Program.

To the extent permitted by the Committee, the Recipient of a Non-Qualified Stock Option or Restricted Stock Award may elect to defer the income tax liability associated therewith pursuant to the terms of a non-qualified deferred compensation plan in which the Recipient is eligible to participate. Any such deferrals shall be made in a manner that complies with section 409A of the Code.

ARTICLE VIII

AMENDMENT AND TERMINATION

Section 8.1 Termination.

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth (10th) anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth (10th) anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options and Restricted Stock Awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option Agreements and the Award Notices evidencing such Options and Restricted Stock Awards.

Section 8.2 Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code or the corporate governance standards imposed under the listing requirements imposed by any national or regional securities exchange or any securities market on which the Company lists or seeks to list Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Section 8.3 Adjustments in the Event of Business Reorganization.

(a) In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, stock dividend, or other special and nonrecurring dividend or distribution (whether in the form of cash, securities, or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Options and Restricted Stock Awards in the aggregate to all Eligible Individuals and individually to any one Eligible Individual, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Options and Restricted Stock Awards, and (iii) the Exercise Price of Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options or Restricted Stock Awards (including, without limitation, cancellation of Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles; provided, however, that any such adjustment to an Option or Performance-Based Restricted Stock Award granted to a Recipient who is a Covered Employee shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

(b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation, or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding Shares in such merger, consolidation, or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation, or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation, or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation, or other business reorganization over the Exercise Price of the Option being canceled.

(c) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Restricted Stock Award shall be adjusted by allocating to the Recipient the amount of money, stock, securities, or other property to be received by the other stockholders of record, and such money, stock, securities, or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 9.2 No Right to Continued Employment or Service.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of his position as a director or employee of the Company. The Employers reserve the right to remove any participating member of the Board or dismiss any Eligible Employee or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

Section 9.3 Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 9.4 Governing Law.

The Plan shall be construed, administered, and enforced according to the laws of the State of New Hampshire without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the State of New Hampshire shall have exclusive jurisdiction over any claim, action, complaint, or lawsuit brought under the terms of the Plan. By accepting any Option or Restricted Stock Award granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 9.5 Headings.

The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text of the Plan shall control.

Section 9.6 Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements, or torts.

Section 9.7 Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection, or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a) If to the Committee:

New Hampshire Thrift Bancshares, Inc.

c/o Lake Sunapee Bank, fsb

9 Main Street

Newport, New Hampshire 03773

Attention: Corporate Secretary

(b) If to a Recipient, Beneficiary, or Option Holder, to the Recipient’s, Beneficiary’s, or Option Holder’s address as shown in the Employer’s records.

Section 9.8 Approval of Stockholders.

The Plan shall be subject to approval by the Company’s stockholders within twelve (12) months before or after the Effective Date. Any Option or Restricted Stock Award granted prior to the date such approval is obtained shall be granted contingent on such approval and shall be void ab initio in the event such approval is not obtained. No Performance-Based Restricted Stock Awards shall be granted after the fifth (5th) anniversary of the Effective Date unless, prior to such date, the listing of permissible Performance Goals set forth in Section 6.3 shall have been re-approved by the stockholders of the Company in the manner required by section 162(m) of the Code and the regulations thereunder.

Section 9.9 Severability.

If any provision of the Plan, any Option Agreement, or any Award Notice shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Section 9.10 Section 409A of the Code.

The Company intends to comply with section 409A of the Code, or an exemption to section 409A of the Code, with regard to grants of Options and Restricted Stock Awards hereunder that constitute nonqualified deferred compensation within the meaning of section 409A of the Code. To the extent that the Company determines that a Recipient would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to section 409A of the Code as a result of any provision of any Option or Restricted Stock Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

*        *        *

To record adoption of the Plan by the Board on March 13, 2014 and approval of the Plan by the stockholders as of May     , 2014, the Company has caused its authorized officer to execute the Plan.

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

By:

Name:

Title:

REVOCABLE PROXY NEW HAMPSPIRE THRIFT BANCSHARES, INC.

Annual Meeting Materials are available at:

http://www.cfpproxy.com/5370

YOUR VOTE IS IMPORTANT!

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.        By Telephone (using a Touch-Tone Phone); or

2.        By Internet; or

3.        By Mail.

To Vote by Telephone:

Call 1-855-658-0970 Toll-Free on a Touch-Tone

Phone anytime prior to 3 a.m., May 8, 2014.

To Vote by Internet:

Go to https://www.rtcoproxy.com/nhtb prior to 3 a.m., May 8, 2014.

Please note that the last vote received from a

stockholder, whether by telephone, by Internet or by mail,

will be the vote counted.

Mark here if you plan to attend the meeting.	☐
Mark here for address change.	☐

Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

		For	With- hold	For All Except
1.	Election of four directors	☐	☐	☐

Nominees:

(01) Leonard R. Cashman	(02) Steven H. Dimick
(03) Stephen W. Ensign	(04) Catherine A. Feeney

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

		For	Against	Abstain
2.	Ratification of the appointment of Shatswell, MacLeod & Co., P.C. as independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

		For	Against	Abstain
3.	Consideration and approval of a non-binding advisory resolution on the compensation of our named executive officers.	☐	☐	☐

		For	Against	Abstain
4.	Approval of the New Hampshire Thrift Bancshares, Inc. 2014 Stock Incentive Plan.	☐	☐	☐

The Board of Directors unanimously recommends a vote “FOR” all of the nominees named in Item 1 and a vote “FOR” each of the proposals listed in Items 2, 3 and 4.

The undersigned hereby acknowledges receipt of the Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Stockholders and the Proxy Statement, dated March 26, 2014, for the 2014 Annual Meeting.

NEW HAMPSHIRE THRIFT BANCSHARES, INC. — ANNUAL MEETING, MAY 8, 2014

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/5370

You can vote in one of three ways:

1.	Call toll free 1-855-658-0970 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.rtcoproxy.com/nhtb and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

This Proxy is solicited on behalf of the Board of Directors of New Hampshire Thrift Bancshares, Inc. for the Annual Meeting of Stockholders to be held on May 8, 2014.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of New Hampshire Thrift Bancshares, Inc. hereby appoints Stephen W. Ensign and Stephen R. Theroux, and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of New Hampshire Thrift Bancshares, Inc. held of record by the undersigned on March 14, 2014, at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., Eastern time, on May 8, 2014, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, dated March 26, 2014, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted “FOR” the election of all nominees listed in Item 1 and “FOR” each of the proposals listed in Items 2, 3 and 4.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

5370